Exhibit 99.06

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                   March, 1999
           Series 1999-04, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of February 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                 6.871766
                                                      -------------------------
       Weighted average maturity                                        175.09
                                                      -------------------------

A. Amount of distribution allocable to principal and interest: The amounts below are for a Single Certificate of $1,000:
       1.
                                 Principal
               Principal Per  Prepayments Per Interest Per
      Class     Certificate     Certificate    Certificate   Payout Rate
      -----     -----------     -----------    -----------   -----------
       R     $ 1000.00000000  $ 880.50000000  $ 5.20000000   % 6.24000000
       PO    $    3.79073458  $   0.32449176  $ 0.00000000   % 0.00000000
       A1    $   27.56384843  $  24.26965129  $ 5.20833338   % 6.25000005
       A2    $   10.85136540  $   9.55450219  $ 5.20833349   % 6.25000019
       A3    $   46.37190141  $  40.82992544  $ 5.20833339   % 6.25000007
       A4    $    3.29425000  $   2.90054909  $ 5.20833318   % 6.24999982
       M     $    3.29424941  $   0.00000000  $ 5.20833333   % 6.25000000
       B1    $    3.29425532  $   0.00000000  $ 5.20833333   % 6.25000000
       B2    $    3.29425532  $   0.00000000  $ 5.20833333   % 6.25000000
       B3    $    3.29424744  $   0.00000000  $ 5.20833333   % 6.25000000
       B4    $    3.29423759  $   0.00000000  $ 5.20833333   % 6.25000000
       B5    $    3.29424904  $   0.00000000  $ 5.20833518   % 6.25000221

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                          Accrual Amount
      Class
       N/A             $       N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                             $        18,593.12
                                                                   -------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:          $   219,504,158.72
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:               683
                                                                 ------------
       3.
      Beginning Aggregate Class  Ending Aggregate        Ending
        Certificate Principal   Class Certificate  Single Certificate
Class          Balance          Principal Balance       Balance          Cusip
-----          -------          -----------------       -------          -----
R     $                 100.00  $           0.00  $              0.00  36157RC37
PO    $             393,538.50  $     392,046.70  $            996.21  GEC9904PO
A1    $         110,349,000.00  $ 107,307,356.89  $            972.44  36157RB79
A2    $          31,749,000.00  $  31,404,480.00  $            989.15  36157RB87
A3    $          56,600,000.00  $  53,975,350.38  $            953.63  36157RB95
A4    $          22,000,000.00  $  21,927,526.50  $            996.71  36157RC29
SUP   $         210,049,818.64  $ 204,007,857.88  $            971.24
M     $           1,692,000.00  $   1,686,426.13  $            996.71  36157RC45
B1    $             564,000.00  $     562,142.04  $            996.71  36157RC52
B2    $             564,000.00  $     562,142.04  $            996.71  36157RC60
B3    $           1,015,200.00  $   1,011,855.68  $            996.71  36158GEX2
B4    $             338,400.00  $     337,285.23  $            996.71  36158GEY0
B5    $             338,662.92  $     337,547.28  $            996.71  36158GEZ7

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             7        Principal Balance     $    1,814,189.29
                               --------                            -------------
       2.   60-89 days
            Number             0        Principal Balance     $            0.00
                               --------                            -------------
       3.   90 days or more
            Number             0        Principal Balance     $            0.00
                               --------                            -------------
       4.   In Foreclosure
            Number             0        Principal Balance     $            0.00
                               --------                            -------------
       5.   Real Estate Owned
            Number             0        Principal Balance     $            0.00
                               --------                            -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                              $            0.00
                                                                    ------------

E.     Other Information:

       1.   Special Hazard Loss Amount:                       $            0.00
                                                                 ---------------

       2.   Bankruptcy Loss Amount:                           $            0.00
                                                                 ---------------

       3.   Fraud Loss Amount:                                $            0.00
                                                                 ---------------

       4.   Certificate Interest Rate of the Class S Certificate: % 0.00000000
                                                                    -----------

*It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.